SUBSIDIARIES OF 360 COMMUNICATIONS COMPANY
                                                                     Percentage
                                                                      of Voting
                                                                     Securities
                                                  Jurisdiction of   Owned by Its
                                                 Incorporation or    Immediate
Name                                               Organization        Parent
----                                             ----------------   ------------

360 Communications Company of Alabama             Delaware              100
   Subsidiary:
   --Pennsylvania RSA 12 Limited Partnership      Delaware               33
   --Susquehanna Cellular Communications          Delaware                2
     Limited Partnership
360 Communications Company of Charlottesville     Virginia              100
360 Communications Company of Ft. Walton Beach    Florida                30
   Limited Partnership
360 Communications Company of Hickory             North Carolina          3
   Limited Partnership
360 Communications Company of Hickory No. 1       Delaware              100
   Subsidiary:
   --360 Communications Company of Hickory        North Carolina         97
        Limited Partnership
360 Communications Company of Indiana No. 1       Delaware              100
   Subsidiary:
   --Indiana RSA 2 Partnership                    Indiana                75
360 Communications Company of Iowa                Delaware              100
   Subsidiary:
   --Waterloo MSA Limited Partnership             Delaware               89
360 Communications Company of Missouri No. 1      Delaware              100
360 Communications Company of Nebraska            Delaware              100
   Subsidiaries:
   --Kansas RSA 15 Limited Partnership            Delaware               99
360 Communications Company of Nevada              Nevada                 72
   Limited Partnership
360 Communications Company of New Mexico          Delaware              100
360 Communications Company of North Carolina      North Carolina         64
   Limited Partnership
360 Communications Company of Ohio No. 1          Delaware              100
   Subsidiary:
   --Ohio RSA 2 Limited Partnership               Delaware               67
360 Communications Company of Ohio No. 2          Delaware              100
   Subsidiary:
   --Ohio RSA 5 Limited Partnership               Delaware               68
360 Communications Company of Ohio No. 3          Delaware              100
   Subsidiary:
   --Ohio Cellular RSA L.P.                       Illinois               17
   --Ohio RSA 6 Limited Partnership               Delaware               82

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


                                                                     Percentage
                                                                     of Voting
                                                                     Securities
                                                  Jurisdiction of   Owned by Its
                                                 Incorporation or    Immediate
Name                                               Organization        Parent
----                                             ----------------   ------------


360 Communications Company of Ohio No. 4          Delaware              100
   Subsidiary:
   --Kansas RSA 15 Limited Partnership            Delaware                1
   --Ohio Cellular RSA L.P.                       Illinois               83
360 Communications Company of Peoria              Illinois              100
360 Communications Company of Pennsylvania No. 1  Delaware              100
   Subsidiary:
   --Cellular Plus L.P.                           Illinois               18
      Subsidiary:
      --Williamsport/PA-8 Cellular Limited        Illinois               69
        Partnership
   Subsidiaries:
   --Pennsylvania RSA 1 Limited Partnership       Delaware               80
   --Pennsylvania RSA No. 6(I) Limited            Delaware               57
     Partnership
   --Pennsylvania RSA No. 10B(I) Limited          Delaware               67
     Partnership
360 Communications Company of Pennsylvania No. 2  Delaware              100
   Subsidiary:
   --Cellular Plus L.P.                           Illinois               82
   --Pennsylvania RSA 12 Limited Partnership      Delaware               67
360 Communications Company of Pennsylvania No. 3  Delaware              100
360 Communications Company of South               Delaware              100
   Carolina No. 1
360 Communications Company of Tennessee No. 1     Delaware              100
   Subsidiary:
   --Tennessee RSA 8 Limited Partnership          Delaware               50
360 Communications Company of Tennessee No. 2     Delaware              100
360 Communications Company of Texas               Texas                  67
   Limited Partnership
360 Communications Company of Texas No. 1         Delaware              100
   Subsidiary:
   --Texas RSA 7B2 Limited Partnership            Delaware               98
360 Communications Company of Texas No. 2         Delaware              100
   Subsidiary:
   --Texas RSA #10B2 Limited Partnership          Delaware               75
360 Communications Company of Texas No. 3         Delaware              100
360 Communications Company of Virginia            Virginia              100
   Subsidiaries:
   --360 Communications Company of Lynchburg      Virginia              100
   --360 Communications Company of Danville       Virginia               75
     Limited Partnership
   --Virginia RSA 1 Limited Partnership           Delaware                5


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

                                                                     Percentage
                                                                      of Voting
                                                                     Securities
                                                  Jurisdiction of   Owned by Its
                                                 Incorporation or    Immediate
Name                                               Organization        Parent
----                                             ----------------   ------------


360 Communications Company of Virginia No. 1      Delaware              100
   Subsidiaries:
   --Virginia RSA 1 Limited Partnership           Delaware               95
   --Virginia RSA 2 Limited Partnership           Delaware               67
360 Communications Investment Company             Delaware              100
   Subsidiaries:
   --Centel Cellular Company of Laredo            Delaware              100
   --360 Communications Company of Petersburg     Virginia              100
        Subsidiaries:
        --Petersburg Cellular Partnership         Delaware               23
        --Petersburg Cellular Telephone
          Company, Inc.                           Virginia              100
               Subsidiary:
               --Petersburg Cellular Partnership  Delaware               51
360 Communications Investment Company             Delaware              100
   of Delaware
   Subsidiary:
   --360 Communications Company of Florida        Delaware              100
      Subsidiaries:
      --360 Communications Company of             Florida                70
        Ft. Walton Beach Limited Partnership
      --360 Communications Investment             Delaware              100
        Company of Florida
   Subsidiary:
   --360 Communications Company of                Delaware              100
     North Carolina No. 1
   Subsidiary:
      --North Carolina RSA 6 Limited Partnership  Delaware               88
   Subsidiary:
   --360 Communications Company of South          Delaware              100
     Carolina No. 2
   Subsidiaries:
      --South Carolina RSA No. 2                  South Carolina         50
        Cellular General Partnership
      --South Carolina RSA No. 4                  South Carolina         50
        Cellular General Partnership
      --South Carolina RSA No. 5                  South Carolina         50
        Cellular General Partnership
      --South Carolina RSA No. 6                  South Carolina         50
        Cellular General Partnership
      --South Carolina RSA No. 8                  South Carolina         50
        Cellular General Partnership
360 Communications Investment Company of          North Carolina        100
   Greensboro
   Subsidiary:
   --360 Communications Company of North          North Carolina          5
     Carolina Limited Partnership
360 Long Distance, Inc.                           Iowa                  100
360 Paging, Inc.                                  Delaware              100
360 Telephone Company of North Carolina           Delaware              100
Dubuque MSA Limited Partnership                   Delaware               85
Full Circle Insurance Limited                     Bermuda               100

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


                                                                     Percentage
                                                                     of Voting
                                                                     Securities
                                                  Jurisdiction of   Owned by Its
                                                 Incorporation or     Immediate
Name                                               Organization        Parent
----                                             ----------------   ------------

North Carolina RSA 6 Limited Partnership          Delaware               12
North Carolina RSA 15 North Sector                North Carolina         67
   Limited Partnership
Pennsylvania RSA No. 10B(I) Limited Partnership   Delaware               33
South Bend/Mishawaka MSA Limited Partnership      Delaware               16
TeleSpectrum, Inc.                                Kansas                100
   Subsidiaries:
   --Empire Cellular, Inc.                        Kansas                100
   --TeleSpectrum of Virginia, Inc.               Virginia              100
   --Charleston-North Charleston MSA Limited      Delaware               75
     Partnership
   --Greenville MSA Limited Partnership           Delaware               89
   --ICN-Charleston, West Virginia Limited        West Virginia          85
     Partnership
   --Raleigh-Durham MSA Limited Partnership       Delaware               92
   --South Bend/Mishawaka MSA Limited             Delaware               84
     Partnership
   --Susquehanna Cellular Communications Limited  Delaware               98
     Partnership
   --Toledo MSA Limited Partnership               Delaware               75
   --Tyler/Longview/Marshall MSA Limited          Delaware               60
     Partnership
   --Youngstown-Warren MSA Limited Partnership    Delaware               97
Tennessee RSA 8 Limited Partnership               Delaware               50
Texas RSA 9B3 Limited Partnership                 Texas                  70
Texas RSA 10B4 Limited Partnership                Texas                  75
Virginia Metronet, Inc.                           Delaware              100
   Subsidiaries:
   --Northeast Pennsylvania SMSA Limited          Delaware               79
     Partnership
   --Williamsport/PA-8 Cellular Limited           Illinois               31
     Partnership
Virginia RSA 2 Limited Partnership                Delaware                5


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